U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 1997

INTERNATIONAL FOOD & BEVERAGE, INC. (1)
(Exact name of registrant as specified in its charter)

Delaware
(State or jurisdiction of incorporation
or organization)

  33-43621
(Commission File Number

         33-03007734
(I.R.S. Employer Identification Number)

30152 Aventura, Rancho Santa Margarita, California (2)
(Address of principal executive offices)

92688 (2)
(Zip Code)

Registrant's telephone number:  (714) 858-8800 (2)

Not Applicable
(Former name or former address, if changed since last report)

(1) As of February 17, 1999, the name was change to:
Internet Business's International, Inc.

(2) As of March 1, 1999, the address and telephone number was changed to: 3900 Birch Street, Suite 111,
Newport Beach, California 92660; (949) 833-0261.

ITEM 5.  OTHER EVENTS.

On December 31, 1997, pursuant to a resolution of the Board of Directors of the Registrant, the Registrant ceased all business operations and discharged all employees.

On December 31, 1997, Norman H. Haberman, Eber E. Jaques, and James R. Tolliver resigned from their capacity as Directors of Registrant. In their oral resignation, these persons cited no disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

On December 31, 1997, Ann M. Gooch resigned from her capacity as Vice President of Finance and Treasurer
(Principal Financial and Accounting Officer) of Registrant.
In her oral resignation, this person cited no disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

		INTERNET BUSINESS'S INTERNATIONAL, INC.
		(formerly known as International
		 Food & Beverage, Inc.)

Dated: April 28, 1999		By: /s/ Albert R. Reda
				    Albert R. Reda
				    Chief Executive Officer